UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – April 21, 2010
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22810	03-0311630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044
(Address of principal executive offices)        (Zip Code)

(267) 317-4009
(Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  Mace Security International, Inc. (the “Company”) amended its Bylaws by the unanimous consent of its Board of Directors effective on April 21, 2010.  The amendment revised the quorum requirement for a shareholders meeting contained in Section 2.07 of its Bylaws from a majority of issued and outstanding shares to one-third of the issued and outstanding shares.  No other change was made to the Company's Bylaws.  The full text of Section 2.07, as amended, is set forth in the Amended and Restated Bylaws of the Company attached as Exhibit 3.1 to this Current Report on Form 8-K.

Section 2.16 of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation or bylaws that a quorum exists for a shareholders meeting, if one-third of the issued outstanding shares are present, except where a larger quorum is specifically required by statute.  Security brokers are no longer allowed to vote discretionary account shares for the election of directors of a corporation, unless the underlying beneficial owner of the account designates the vote.  The Board of Directors approved the Bylaw amendment to enable the Company to more easily obtain a quorum at its annual shareholder meetings.  The Bylaw amendment was made pursuant to Section 8.01 of the Corporation's Bylaws which permits the Board of Directors to amend a Bylaw.

Item 8.01	Other Events.

The date and time of the Company's 2010 Annual Meeting of Shareholders will be June 18, 2010, at 10:00 am, eastern time.  The place of the meeting will be the New York Athletic Club, Central Park South, New York, New York. The Company believes that a June Annual Meeting date would be more timely with respect to the Company’s December 31, 2009 year end.  Shareholders wishing to have a proposal considered for inclusion in the Company's Proxy Statement for the 2010 Annual Meeting should submit the proposal to the Company at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044 on or before May 10, 2010.  Proposal's received after May 10, 2010 will not be considered for inclusion in the Company's Proxy Statement. If any stockholder proposal is submitted after May 18, 2010, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2010 Annual Meeting without any discussion of the matter in the Proxy Statement for that meeting.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.  The following exhibits are being filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company dated April 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	April 21, 2010	Mace Security International, Inc.

		By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company dated April 21, 2010.